EXHIBIT 99.1

CONTACT:	JOSEPH MACNOW
(212) 894-7000

888 Seventh Avenue New York, NY 10019
FOR IMMEDIATE RELEASE - July 30, 2018

Vornado Announces Second Quarter 2018 Financial Results

NEW YORK.......VORNADO REALTY TRUST (NYSE: VNO) reported today:

Quarter Ended June 30, 2018 Financial Results

NET INCOME attributable to common shareholders for the quarter ended June 30, 2018 was $111.5 million, or $0.58 per diluted share, compared to $116.0 million, or $0.61 per diluted share, for the prior year's quarter. Adjusting net income attributable to common shareholders for the items that impact the comparability of period to period net income listed in the table on the following page, net income attributable to common shareholders, as adjusted (non-GAAP) for the quarters ended June 30, 2018 and 2017 was $69.7 million and $67.4 million, or $0.36 and $0.35 per diluted share, respectively.

FUNDS FROM OPERATIONS ("FFO") attributable to common shareholders plus assumed conversions (non-GAAP) for the quarter ended June 30, 2018 was $209.7 million, or $1.10 per diluted share, compared to $257.7 million, or $1.35 per diluted share, for the prior year's quarter.  Adjusting FFO attributable to common shareholders plus assumed conversions for the items that impact the comparability of period to period FFO listed in the table on page 3, FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the quarters ended June 30, 2018 and 2017 was $187.4 million and $180.5 million, or $0.98 and $0.95 per diluted share, respectively.

Six Months Ended June 30, 2018 Financial Results

NET INCOME attributable to common shareholders for the six months ended June 30, 2018 was $93.7 million, or $0.49 per diluted share, compared to $163.7 million, or $0.86 per diluted share, for the six months ended June 30, 2017. Adjusting net income attributable to common shareholders for the items that impact the comparability of period to period net income listed in the table on the following page, net income attributable to common shareholders, as adjusted (non-GAAP) for the six months ended June 30, 2018 and 2017 was $126.1 million and $113.5 million, or $0.66 and $0.60 per diluted share, respectively.

FUNDS FROM OPERATIONS ("FFO") attributable to common shareholders plus assumed conversions (non-GAAP) for the six months ended June 30, 2018 was $312.3 million, or $1.63 per diluted share, compared to $463.4 million, or $2.43 per diluted share, for the six months ended June 30, 2017.  Adjusting FFO attributable to common shareholders plus assumed conversions for the items that impact the comparability of period to period FFO listed in the table on page 3, FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the six months ended June 30, 2018 and 2017 was $361.4 million and $339.4 million, or $1.89 and $1.78 per diluted share, respectively.

The following table reconciles our net income attributable to common shareholders to net income attributable to common shareholders, as adjusted (non-GAAP):

(Amounts in thousands, except per share amounts)	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017
Net income attributable to common shareholders	$111,534	$115,972	$93,693	$163,724
Per diluted share	$0.58	$0.61	$0.49	$0.86

Certain (income) expense items that impact net income attributable to common shareholders:
Net gains on sale of real estate	$(24,449)	$(15,339)	$(24,767)	$(19,459)
(Increase) decrease in fair value of marketable securities (including our share of partially owned entities)	(16,024)	—	18,636	—
Profit participation on the April 2018 sale of 701 Seventh Avenue	(5,457)	—	(5,457)	—
Our share of loss from 666 Fifth Avenue Office Condominium (49.5% interest)	1,269	7,852	4,761	18,049
Our share of (income) loss from real estate fund investments (excluding our $4,252 share of One Park Avenue potential additional transfer taxes and reduction in carried interest for the six months ended June 30, 2018)	(551)	304	(1,365)	3,539
(Income) loss from discontinued operations and sold properties (primarily related to JBG SMITH Properties operating results and transaction costs through July 17, 2017 spin-off)	(286)	(18,251)	83	(31,246)
Net gain resulting from Urban Edge Properties operating partnership unit issuances	—	(15,900)	—	(15,900)
Net gain on repayment of our Suffolk Downs JV debt investments	—	(11,373)	—	(11,373)
Our share of potential additional New York City transfer taxes based on a Tax Tribunal interpretation which Vornado is appealing	—	—	23,503	—
Preferred unit issuance costs	—	—	14,486	—
Other	839	900	4,609	2,864
	(44,659)	(51,807)	34,489	(53,526)
Noncontrolling interests' share of above adjustments	2,778	3,207	(2,105)	3,314
Total of certain (income) expense items that impact net income attributable to common shareholders	$(41,881)	$(48,600)	$32,384	$(50,212)

Net income attributable to common shareholders, as adjusted (non-GAAP)	$69,653	$67,372	$126,077	$113,512
Per diluted share (non-GAAP)	$0.36	$0.35	$0.66	$0.60

The following table reconciles our FFO attributable to common shareholders plus assumed conversions (non-GAAP) to FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP):

(Amounts in thousands, except per share amounts)	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017
FFO attributable to common shareholders plus assumed conversions (non-GAAP)(1)	$209,680	$257,673	$312,339	$463,422
Per diluted share (non-GAAP)	$1.10	$1.35	$1.63	$2.43

Certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions:
(Increase) decrease in fair value of marketable securities (including our share of partially owned entities)	$(16,024)	$—	$18,636	$—
Profit participation on the April 2018 sale of 701 Seventh Avenue	(5,457)	—	(5,457)	—
Our share of FFO from 666 Fifth Avenue Office Condominium (49.5% interest)	(2,178)	(4,160)	(2,041)	(7,713)
Our share of FFO from real estate fund investments (excluding our $4,252 share of One Park Avenue potential additional transfer taxes and reduction in carried interest for the six months ended June 30, 2018)	(551)	304	(1,365)	3,539
FFO from discontinued operations and sold properties (primarily related to JBG SMITH Properties operating results and transaction costs through July 17, 2017 spin-off)	(374)	(51,561)	(104)	(99,901)
Net gain resulting from Urban Edge Properties operating partnership unit issuances	—	(15,900)	—	(15,900)
Net gain on repayment of our Suffolk Downs JV debt investments	—	(11,373)	—	(11,373)
Our share of potential additional New York City transfer taxes based on a Tax Tribunal interpretation which Vornado is appealing	—	—	23,503	—
Preferred unit issuance costs	—	—	14,486	—
Other	839	379	4,592	(962)
	(23,745)	(82,311)	52,250	(132,310)
Noncontrolling interests' share of above adjustments	1,477	5,182	(3,212)	8,302
Total of certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions, net	$(22,268)	$(77,129)	$49,038	$(124,008)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$187,412	$180,544	$361,377	$339,414
Per diluted share (non-GAAP)	$0.98	$0.95	$1.89	$1.78
____________________________________________________________

(1)
See page 10 for a reconciliation of our net income attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP) for the three and six months ended June 30, 2018 and 2017.

Disposition Activity

On June 21, 2018, we completed the $45,000,000 sale of 27 Washington Square North, which resulted in a net gain of $23,559,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. We acquired the property in December 2015 for $20,000,000.

Financing Activities

On April 19, 2018, the joint venture between our Fund (25% owned) and our Crowne Plaza Joint Venture (57.1% owned) completed a $255,000,000 refinancing of the Crowne Plaza Times Square Hotel. The interest-only loan is at LIBOR plus 3.51% (5.56% at June 30, 2018) and matures in May 2020 with three one-year extension options. In connection therewith, the joint venture purchased an interest rate cap that caps LIBOR at a rate of 4.00%. The Crowne Plaza Times Square Hotel was previously encumbered by a $310,000,000 interest-only mortgage at LIBOR plus 2.80% which was scheduled to mature in December 2018.
On June 11, 2018, the joint venture (50.1% owned) that owns Independence Plaza, a three-building 1,327 unit residential complex in the Tribeca submarket of Manhattan completed a $675,000,000 refinancing of Independence Plaza. The seven-year interest-only loan matures in July 2025 and has a fixed rate of 4.25%. Our share of net proceeds, after repayment of the existing 3.48% $550,000,000 mortgage and closing costs, was $55,618,000.
Second Quarter Leasing Activity:

•
611,000 square feet of New York Office space (545,000 square feet at share) at an initial rent of $88.28 per square foot and a weighted average term of 10.5 years.  The GAAP and cash mark-to-markets on the 502,000 square feet of second generation space were 41.3% and 28.4%, respectively. Tenant improvements and leasing commissions were $9.63 per square foot per annum, or 10.9% of initial rent.

•
49,000 square feet of New York Retail space (44,000 square feet at share) at an initial rent of $165.98 per square foot and a weighted average term of 5.9 years.  The GAAP and cash mark-to-markets on the 38,000 square feet of second generation space were 11.6% and 8.7%, respectively. Tenant improvements and leasing commissions were $18.73 per square foot per annum, or 11.3% of initial rent.

•
50,000 square feet at theMART (all at share and all second generation) at an initial rent of $51.66 per square foot and a weighted average term of 5.4 years.  The GAAP and cash mark-to-markets were 9.4% and 1.6%, respectively. Tenant improvements and leasing commissions were $1.55 per square foot per annum, or 3.0% of initial rent.

Same Store Net Operating Income ("NOI"):

The percentage increase (decrease) in same store NOI at share and same store NOI at share - cash basis of our New York segment, theMART and 555 California Street are summarized below.

	Total	New York(2)	theMART	555 California Street
Same store NOI at share % increase(1):
Three months ended June 30, 2018 compared to June 30, 2017	4.7%	4.2%	5.2%	13.5%
Six months ended June 30, 2018 compared to June 30, 2017	4.5%	4.1%	4.3%	12.9%
Three months ended June 30, 2018 compared to March 31, 2018	3.2%	3.3%	3.4%	1.1%

Same store NOI at share - cash basis % increase(1):
Three months ended June 30, 2018 compared to June 30, 2017	7.0%	5.9%	10.8%	23.8%
Six months ended June 30, 2018 compared to June 30, 2017	6.7%	5.8%	10.4%	18.5%
Three months ended June 30, 2018 compared to March 31, 2018	4.6%	4.6%	2.9%	7.7%
____________________

(1)	See pages 12 through 17 for same store NOI at share and same store NOI at share - cash basis reconciliations.
		Increase (Decrease)
(2)	Excluding Hotel Pennsylvania - New York same store NOI at share % increase (decrease):
	Three months ended June 30, 2018 compared to June 30, 2017	4.6%
	Six months ended June 30, 2018 compared to June 30, 2017	4.2%
	Three months ended June 30, 2018 compared to March 31, 2018	(0.3)%

	Excluding Hotel Pennsylvania - New York same store NOI at share - cash basis % increase:
	Three months ended June 30, 2018 compared to June 30, 2017	6.3%
	Six months ended June 30, 2018 compared to June 30, 2017	5.8%
	Three months ended June 30, 2018 compared to March 31, 2018	0.7%

NOI:

The elements of our New York and Other NOI at share for the three and six months ended June 30, 2018 and 2017 and the three months ended March 31, 2018 are summarized below.

(Amounts in thousands)	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2018
	2018	2017		2018	2017
New York:
Office	$184,867	$171,809	$187,156	$372,023	$346,533
Retail	87,109	89,955	87,909	175,018	179,003
Residential	6,338	6,191	6,141	12,479	12,469
Alexander's	11,909	11,966	11,575	23,484	23,709
Hotel Pennsylvania	5,644	6,267	(4,185)	1,459	1,629
Total New York	295,867	286,188	288,596	584,463	563,343

Other:
theMART	27,816	26,182	26,875	54,691	52,071
555 California Street	13,660	12,032	13,511	27,171	24,066
Other investments	17,086	21,732	20,054	37,140	43,812
Total Other	58,562	59,946	60,440	119,002	119,949

NOI at share	$354,429	$346,134	$349,036	$703,465	$683,292

NOI - Cash Basis:

The elements of our New York and Other NOI at share - cash basis for the three and six months ended June 30, 2018 and 2017 and the three months ended March 31, 2018 are summarized below.

(Amounts in thousands)	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2018
	2018	2017		2018	2017
New York:
Office	$180,710	$163,972	$178,199	$358,909	$330,311
Retail	79,139	79,967	79,589	158,728	159,386
Residential	5,463	5,342	5,599	11,062	10,884
Alexander's	12,098	12,311	12,039	24,137	24,399
Hotel Pennsylvania	5,744	6,299	(4,153)	1,591	1,694
Total New York	283,154	267,891	271,273	554,427	526,674

Other:
theMART	27,999	24,897	27,079	55,078	49,429
555 California Street	13,808	11,151	12,826	26,634	22,476
Other investments	16,987	19,720	19,910	36,897	41,757
Total Other	58,794	55,768	59,815	118,609	113,662

NOI at share - cash basis	$341,948	$323,659	$331,088	$673,036	$640,336

Development/Redevelopment as of June 30, 2018

(Amounts in thousands, except square feet)			(At Share)						Full Quarter Stabilized Operations
		Property Rentable Sq. Ft.	Excluding Land Costs					Available for Occupancy
Current Projects:	Segment		Incremental Budget	Amount Expended		% Complete	Start
220 Central Park South - residential condominiums	Other	397,000	$1,400,000	$1,054,000	(1)	75.3%	Q3 2012	N/A	N/A
Moynihan Office Building - (50.1% interest)(2)	New York	850,000	400,000	42,503		10.6%	Q2 2017	Q3 2020	Q2 2022
One Penn Plaza - renovation(3)	New York	2,535,000	200,000	3,939		2.0%	Q4 2018	N/A	N/A
61 Ninth Avenue - office/retail (45.1% interest)(4)	New York	170,000	69,000	55,134		79.9%	Q1 2016	Q2 2018	Q2 2019
512 West 22nd Street - office/retail (55.0% interest)	New York	173,000	72,000	47,719	(5)	66.3%	Q4 2015	Q3 2018	Q1 2020
345 Montgomery Street (555 California Street) (70.0% interest)	Other	64,000	32,000	6,399	(6)	20.0%	Q1 2018	Q3 2019	Q3 2020
606 Broadway - office/retail (50.0% interest)	New York	34,000	30,000	20,866	(7)	69.6%	Q2 2016	Q4 2018	Q2 2020
825 Seventh Avenue - office (50.0% interest)	New York	165,000	15,000	2,449		16.3%	Q2 2018	Q1 2020	Q1 2021
Total current projects				$1,233,009

Future Opportunities:	Segment	Property Zoning Sq. Ft.
Penn Plaza - multiple opportunities - office/residential/retail	New York	TBD
Hotel Pennsylvania	New York	2,052,000
260 Eleventh Avenue - office(8)	New York	280,000

Undeveloped Land:
29, 31, 33 West 57th Street (50.0% interest)	New York	150,000
527 West Kinzie, Chicago	Other	330,000
Total undeveloped land		480,000
_______________________

(1)	Excludes land and acquisition costs of $515,426.

(2)	Excludes $115,230 for our share of the upfront contribution of $230,000. The building and land are subject to a lease which expires in 2116.

(3)	The building is subject to a ground lease which expires in 2098.

(4)	The building is subject to a ground lease which expires in 2115.

(5)	Excludes land and acquisition costs of $57,000.

(6)	Excludes land and building costs of $31,000.

(7)	Excludes land and acquisition costs of $22,703.

(8)	The building is subject to a ground lease which expires in 2114.

Conference Call and Audio Webcast

As previously announced, the Company will host a quarterly earnings conference call and an audio webcast on Tuesday, July 31, 2018 at 10:00 a.m. Eastern Time (ET). The conference call can be accessed by dialing 888-771-4371 (domestic) or 847-585-4405 (international) and indicating to the operator the passcode 47136894. A telephonic replay of the conference call will be available from 1:30 p.m. ET on July 31, 2018 through August 30, 2018. To access the replay, please dial 888-843-7419 and enter the passcode 47136894#. A live webcast of the conference call will be available on the Company’s website at www.vno.com and an online playback of the webcast will be available on the website for 90 days following the conference call.

Supplemental Financial Information

Further details regarding results of operations, properties and tenants can be accessed at the Company’s website www.vno.com. Vornado Realty Trust is a fully - integrated equity real estate investment trust.

Certain statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For a discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see “Risk Factors” in Part I, Item 1A, of our Annual Report on Form 10-K for the year ended December 31, 2017. Such factors include, among others, risks associated with the timing of and costs associated with property improvements, financing commitments and general competitive factors.

VORNADO REALTY TRUST
CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except unit, share, and per share amounts)	As of
	June 30, 2018	December 31, 2017
ASSETS
Real estate, at cost:
Land	$3,175,830	$3,143,648
Buildings and improvements	9,969,190	9,898,605
Development costs and construction in progress	1,797,301	1,615,101
Leasehold improvements and equipment	105,625	98,941
Total	15,047,946	14,756,295
Less accumulated depreciation and amortization	(3,035,523)	(2,885,283)
Real estate, net	12,012,423	11,871,012
Cash and cash equivalents	1,090,791	1,817,655
Restricted cash	121,168	97,157
Marketable securities	165,650	182,752
Tenant and other receivables, net of allowance for doubtful accounts of $3,891 and $5,526	65,773	58,700
Investments in partially owned entities	959,801	1,056,829
Real estate fund investments	373,039	354,804
Receivable arising from the straight-lining of rents, net of allowance of $1,798 and $954	936,614	926,711
Deferred leasing costs, net of accumulated amortization of $198,100 and $191,827	443,859	403,492
Identified intangible assets, net of accumulated amortization of $163,406 and $150,837	146,370	159,260
Assets related to discontinued operations	52	1,357
Other assets	550,543	468,205
	$16,866,083	$17,397,934
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgages payable, net	$8,108,618	$8,137,139
Senior unsecured notes, net	843,417	843,614
Unsecured term loan, net	749,494	748,734
Unsecured revolving credit facilities	80,000	—
Accounts payable and accrued expenses	394,079	415,794
Deferred revenue	187,934	227,069
Deferred compensation plan	100,368	109,177
Liabilities related to discontinued operations	214	3,620
Preferred shares redeemed on January 4 and 11, 2018	—	455,514
Other liabilities	520,331	464,635
Total liabilities	10,984,455	11,405,296
Commitments and contingencies
Redeemable noncontrolling interests:
Class A units - 12,616,515 and 12,528,899 units outstanding	932,613	979,509
Series D cumulative redeemable preferred units - 177,101 units outstanding	5,428	5,428
Total redeemable noncontrolling interests	938,041	984,937
Vornado's shareholders' equity:
Preferred shares of beneficial interest: no par value per share; authorized 110,000,000 shares; issued and outstanding 36,799,573 shares	891,325	891,988
Common shares of beneficial interest: $0.04 par value per share; authorized 250,000,000 shares; issued and outstanding 190,237,957 and 189,983,858 shares	7,587	7,577
Additional capital	7,555,993	7,492,658
Earnings less than distributions	(4,206,381)	(4,183,253)
Accumulated other comprehensive income	33,351	128,682
Total Vornado shareholders' equity	4,281,875	4,337,652
Noncontrolling interests in consolidated subsidiaries	661,712	670,049
Total equity	4,943,587	5,007,701
	$16,866,083	$17,397,934

VORNADO REALTY TRUST
OPERATING RESULTS

(Amounts in thousands, except per share amounts)	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017
Revenues	$541,818	$511,087	$1,078,255	$1,019,145

Income from continuing operations	$104,655	$129,373	$105,300	$187,902
Income from discontinued operations	683	18,111	320	33,429
Net income	105,338	147,484	105,620	221,331
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	26,175	(7,677)	34,449	(14,414)
Operating Partnership	(7,445)	(7,706)	(6,321)	(10,935)
Net income attributable to Vornado	124,068	132,101	133,748	195,982
Preferred share dividends	(12,534)	(16,129)	(25,569)	(32,258)
Preferred share issuance costs	—	—	(14,486)	—
NET INCOME attributable to common shareholders	$111,534	$115,972	$93,693	$163,724

INCOME PER COMMON SHARE – BASIC:
Income from continuing operations, net	$0.59	$0.52	$0.49	$0.70
Income from discontinued operations, net	—	0.09	—	0.16
Net income per common share	$0.59	$0.61	$0.49	$0.86
Weighted average shares outstanding	190,200	189,395	190,141	189,304

INCOME PER COMMON SHARE – DILUTED:
Income from continuing operations, net	$0.58	$0.52	$0.49	$0.70
Income from discontinued operations, net	—	0.09	—	0.16
Net income per common share	$0.58	$0.61	$0.49	$0.86
Weighted average shares outstanding	191,168	190,444	191,190	190,674

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$209,680	$257,673	$312,339	$463,422
Per diluted share (non-GAAP)	$1.10	$1.35	$1.63	$2.43

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$187,412	$180,544	$361,377	$339,414
Per diluted share (non-GAAP)	$0.98	$0.95	$1.89	$1.78

Weighted average shares used in determining FFO per diluted share	191,168	190,444	191,228	190,450

VORNADO REALTY TRUST
NON-GAAP RECONCILIATIONS

The following table reconciles net income attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions:

(Amounts in thousands, except per share amounts)	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017
Net income attributable to common shareholders	$111,534	$115,972	$93,693	$163,724
Per diluted share	$0.58	$0.61	$0.49	$0.86

FFO adjustments:
Depreciation and amortization of real property	$103,599	$128,527	$204,009	$258,996
Net gains on sale of real estate	(24,177)	—	(24,177)	(2,267)
Proportionate share of adjustments to equity in net income (loss) of partially owned entities to arrive at FFO:
Depreciation and amortization of real property	25,488	37,682	53,594	76,756
Net gains on sale of real estate	(272)	(15,339)	(577)	(17,192)
Real estate impairment losses	—	167	4	3,218
	104,638	151,037	232,853	319,511
Noncontrolling interests' share of above adjustments	(6,508)	(9,356)	(14,419)	(19,873)
FFO adjustments, net	$98,130	$141,681	$218,434	$299,638

FFO attributable to common shareholders (non-GAAP)	$209,664	$257,653	$312,127	$463,362
Convertible preferred share dividends	16	20	32	60
Earnings allocated to Out-Performance Plan units	—	—	180	—
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$209,680	$257,673	$312,339	$463,422
Per diluted share (non-GAAP)	$1.10	$1.35	$1.63	$2.43
FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies. A reconciliation of our net income attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions is provided above. In addition to FFO attributable to common shareholders plus assumed conversions, we also disclose FFO attributable to common shareholders plus assumed conversions, as adjusted. Although this non-GAAP measure clearly differs from NAREIT’s definition of FFO, we believe it provides a meaningful presentation of operating performance. Reconciliations of FFO attributable to common shareholders plus assumed conversions to FFO attributable to common shareholders plus assumed conversions, as adjusted are provided on page 3 of this press release.

VORNADO REALTY TRUST
NON-GAAP RECONCILIATIONS - CONTINUED

Below is a reconciliation of net income to NOI at share and NOI at share - cash basis for the three and six months ended June 30, 2018 and 2017 and the three months ended March 31, 2018.

	For the Three Months Ended			For the Six Months Ended June 30,
(Amounts in thousands)	June 30,		March 31, 2018
	2018	2017		2018	2017
Net income	$105,338	$147,484	$282	$105,620	$221,331

Deduct:
(Income) loss from partially owned entities	(8,757)	(46,021)	9,904	1,147	(47,379)
Loss (income) from real estate fund investments	28,976	(4,391)	8,807	37,783	(4,659)
Interest and other investment (income) loss, net	(30,892)	(8,541)	24,384	(6,508)	(15,236)
Net gains on disposition of wholly owned and partially owned assets	(23,559)	—	—	(23,559)	(501)
(Income) loss from discontinued operations	(683)	(18,111)	363	(320)	(33,429)
NOI attributable to noncontrolling interests in consolidated subsidiaries	(17,160)	(16,269)	(17,312)	(34,472)	(32,607)

Add:
Depreciation and amortization expense	111,846	105,123	108,686	220,532	210,251
General and administrative expense	34,427	35,405	42,533	76,960	81,580
Transaction related costs and other	1,017	260	13,156	14,173	1,012
NOI from partially owned entities	65,752	67,016	67,513	133,265	133,113
Interest and debt expense	87,657	84,789	88,166	175,823	167,513
Income tax expense (benefit)	467	(610)	2,554	3,021	2,303
NOI at share	354,429	346,134	349,036	703,465	683,292
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(12,481)	(22,475)	(17,948)	(30,429)	(42,956)
NOI at share - cash basis	$341,948	$323,659	$331,088	$673,036	$640,336

NOI represents total revenues less operating expenses. We consider NOI to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI should not be considered a substitute for net income. NOI may not be comparable to similarly titled measures employed by other companies.

VORNADO REALTY TRUST
NON-GAAP RECONCILIATIONS - CONTINUED

Below are reconciliations of NOI at share to same store NOI at share for our New York segment, theMART, 555 California Street and other investments for the three months ended June 30, 2018 compared to June 30, 2017.

(Amounts in thousands)	Total	New York		theMART	555 California Street	Other
NOI at share for the three months ended June 30, 2018	$354,429	$295,867		$27,816	$13,660	$17,086
Less NOI at share from:
Acquisitions	(503)	(439)		(64)	—	—
Dispositions	(310)	(310)		—	—	—
Development properties placed into and out of service	(12,794)	(12,794)		—	—	—
Lease termination income, net of straight-line and FAS 141 write-offs	1,941	1,984		(43)	—	—
Other non-operating income, net	(17,583)	(497)		—	—	(17,086)
Same store NOI at share for the three months ended June 30, 2018	$325,180	$283,811		$27,709	$13,660	$—

NOI at share for the three months ended June 30, 2017	$346,134	$286,188		$26,182	$12,032	$21,732
Less NOI at share from:
Acquisitions	5	(164)		169	—	—
Dispositions	(406)	(406)		—	—	—
Development properties placed into and out of service	(12,329)	(12,329)		—	—	—
Lease termination income, net of straight-line and FAS 141 write-offs	(166)	(166)		—	—	—
Other non-operating income, net	(22,573)	(841)		—	—	(21,732)
Same store NOI at share for the three months ended June 30, 2017	$310,665	$272,282		$26,351	$12,032	$—

Increase in same store NOI at share for the three months ended June 30, 2018 compared to June 30, 2017	$14,515	$11,529		$1,358	$1,628	$—

% increase in same store NOI at share	4.7%	4.2%	(1)	5.2%	13.5%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share increased by 4.6%.

Same store NOI represents NOI from operations which are owned by us and in service in both the current and prior year reporting periods. Same store NOI - cash basis is NOI from operations before straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments which are owned by us and in service in both the current and prior year reporting periods.  We present these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers.  Same store NOI and same store NOI - cash basis should not be considered as an alternative to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.

VORNADO REALTY TRUST
NON-GAAP RECONCILIATIONS - CONTINUED

Below are reconciliations of NOI at share - cash basis to same store NOI at share - cash basis for our New York segment, theMART, 555 California Street and other investments for the three months ended June 30, 2018 compared to June 30, 2017.

(Amounts in thousands)	Total	New York		theMART	555 California Street	Other
NOI at share - cash basis for the three months ended June 30, 2018	$341,948	$283,154		$27,999	$13,808	$16,987
Less NOI at share - cash basis from:
Acquisitions	(355)	(291)		(64)	—	—
Dispositions	(242)	(242)		—	—	—
Development properties placed into and out of service	(13,686)	(13,686)		—	—	—
Lease termination income	(162)	—		(162)	—	—
Other non-operating income, net	(17,483)	(496)		—	—	(16,987)
Same store NOI at share - cash basis for the three months ended June 30, 2018	$310,020	$268,439		$27,773	$13,808	$—

NOI at share - cash basis for the three months ended June 30, 2017	$323,659	$267,891		$24,897	$11,151	$19,720
Less NOI at share - cash basis from:
Acquisitions	106	(63)		169	—	—
Dispositions	(297)	(297)		—	—	—
Development properties placed into and out of service	(12,340)	(12,340)		—	—	—
Lease termination income	(218)	(218)		—	—	—
Other non-operating income, net	(21,287)	(1,567)		—	—	(19,720)
Same store NOI at share - cash basis for the three months ended June 30, 2017	$289,623	$253,406		$25,066	$11,151	$—

Increase in same store NOI at share - cash basis for the three months ended June 30, 2018 compared to June 30, 2017	$20,397	$15,033		$2,707	$2,657	$—

% increase in same store NOI at share - cash basis	7.0%	5.9%	(1)	10.8%	23.8%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share - cash basis increased by 6.3%.

VORNADO REALTY TRUST
NON-GAAP RECONCILIATIONS - CONTINUED

Below are reconciliations of NOI at share to same store NOI at share for our New York segment, theMART, 555 California Street and other investments for the three months ended June 30, 2018 compared to March 31, 2018.

(Amounts in thousands)	Total	New York		theMART	555 California Street	Other
NOI at share for the three months ended June 30, 2018	$354,429	$295,867		$27,816	$13,660	$17,086
Less NOI at share from:
Acquisitions	(288)	(224)		(64)	—	—
Dispositions	(310)	(310)		—	—	—
Development properties placed into and out of service	(12,794)	(12,794)		—	—	—
Lease termination income, net of straight-line and FAS 141 write-offs	1,941	1,984		(43)	—	—
Other non-operating income, net	(17,583)	(497)		—	—	(17,086)
Same store NOI at share for the three months ended June 30, 2018	$325,395	$284,026		$27,709	$13,660	$—

NOI at share for the three months ended March 31, 2018	$349,036	$288,596		$26,875	$13,511	$20,054
Less NOI at share from:
Acquisitions	(206)	(121)		(85)	—	—
Dispositions	(54)	(54)		—	—	—
Development properties placed into and out of service	(11,654)	(11,654)		—	—	—
Lease termination income, net of straight-line and FAS 141 write-offs	(1,127)	(1,127)		—	—	—
Other non-operating income, net	(20,633)	(579)		—	—	(20,054)
Same store NOI at share for the three months ended March 31, 2018	$315,362	$275,061		$26,790	$13,511	$—

Increase in same store NOI at share for the three months ended June 30, 2018 compared to March 31, 2018	$10,033	$8,965		$919	$149	$—

% increase in same store NOI at share	3.2%	3.3%	(1)	3.4%	1.1%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share decreased by 0.3%.

VORNADO REALTY TRUST
NON-GAAP RECONCILIATIONS - CONTINUED

Below are reconciliations of NOI at share - cash basis to same store NOI at share - cash basis for our New York segment, theMART, 555 California Street and other investments for the three months ended June 30, 2018 compared to March 31, 2018.

(Amounts in thousands)	Total	New York		theMART	555 California Street	Other
NOI at share - cash basis for the three months ended June 30, 2018	$341,948	$283,154		$27,999	$13,808	$16,987
Less NOI at share - cash basis from:
Acquisitions	(288)	(224)		(64)	—	—
Dispositions	(242)	(242)		—	—	—
Development properties placed into and out of service	(13,686)	(13,686)		—	—	—
Lease termination income	(162)	—		(162)	—	—
Other non-operating income, net	(17,484)	(497)		—	—	(16,987)
Same store NOI at share - cash basis for the three months ended June 30, 2018	$310,086	$268,505		$27,773	$13,808	$—

NOI at share - cash basis for the three months ended March 31, 2018	$331,088	$271,273		$27,079	$12,826	$19,910
Less NOI at share - cash basis from:
Acquisitions	(206)	(121)		(85)	—	—
Dispositions	22	22		—	—	—
Development properties placed into and out of service	(12,808)	(12,808)		—	—	—
Lease termination income	(1,061)	(1,061)		—	—	—
Other non-operating income, net	(20,488)	(578)		—	—	(19,910)
Same store NOI at share - cash basis for the three months ended March 31, 2018	$296,547	$256,727		$26,994	$12,826	$—

Increase in same store NOI at share - cash basis for the three months ended June 30, 2018 compared to March 31, 2018	$13,539	$11,778		$779	$982	$—

% increase in same store NOI at share - cash basis	4.6%	4.6%	(1)	2.9%	7.7%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share - cash basis increased by 0.7%.

VORNADO REALTY TRUST
NON-GAAP RECONCILIATIONS - CONTINUED

Below are reconciliations of NOI at share to same store NOI at share for our New York segment, theMART, 555 California Street and other investments for the six months ended June 30, 2018 compared to June 30, 2017.

(Amounts in thousands)	Total	New York		theMART	555 California Street	Other
NOI at share for the six months ended June 30, 2018	$703,465	$584,463		$54,691	$27,171	$37,140
Less NOI at share from:
Acquisitions	(938)	(789)		(149)	—	—
Dispositions	(364)	(364)		—	—	—
Development properties placed into and out of service	(13,205)	(13,205)		—	—	—
Lease termination income, net of straight-line and FAS 141 write-offs	814	857		(43)	—	—
Other non-operating income, net	(38,217)	(1,077)		—	—	(37,140)
Same store NOI at share for the six months ended June 30, 2018	$651,555	$569,885		$54,499	$27,171	$—

NOI at share for the six months ended June 30, 2017	$683,292	$563,343		$52,071	$24,066	$43,812
Less NOI at share from:
Acquisitions	36	(164)		200	—	—
Dispositions	(883)	(883)		—	—	—
Development properties placed into and out of service	(12,313)	(12,313)		—	—	—
Lease termination income, net of straight-line and FAS 141 write-offs	(825)	(804)		(21)	—	—
Other non-operating income, net	(45,738)	(1,926)		—	—	(43,812)
Same store NOI at share for the six months ended June 30, 2017	$623,569	$547,253		$52,250	$24,066	$—

Increase in same store NOI at share for the six months ended June 30, 2018 compared to June 30, 2017	$27,986	$22,632		$2,249	$3,105	$—

% increase in same store NOI at share	4.5%	4.1%	(1)	4.3%	12.9%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share increased by 4.2%.

VORNADO REALTY TRUST
NON-GAAP RECONCILIATIONS - CONTINUED

Below are reconciliations of NOI at share - cash basis to same store NOI at share - cash basis for our New York segment, theMART, 555 California Street and other investments for the six months ended June 30, 2018 compared to June 30, 2017.

(Amounts in thousands)	Total	New York		theMART	555 California Street	Other
NOI at share - cash basis for the six months ended June 30, 2018	$673,036	$554,427		$55,078	$26,634	$36,897
Less NOI at share - cash basis from:
Acquisitions	(639)	(490)		(149)	—	—
Dispositions	(220)	(220)		—	—	—
Development properties placed into and out of service	(14,290)	(14,290)		—	—	—
Lease termination income	(1,223)	(1,061)		(162)	—	—
Other non-operating income, net	(37,972)	(1,075)		—	—	(36,897)
Same store NOI at share - cash basis for the six months ended June 30, 2018	$618,692	$537,291		$54,767	$26,634	$—

NOI at share - cash basis for the six months ended June 30, 2017	$640,336	$526,674		$49,429	$22,476	$41,757
Less NOI at share - cash basis from:
Acquisitions	137	(63)		200	—	—
Dispositions	(665)	(665)		—	—	—
Development properties placed into and out of service	(12,234)	(12,234)		—	—	—
Lease termination income	(3,279)	(3,248)		(31)	—	—
Other non-operating income, net	(44,356)	(2,599)		—	—	(41,757)
Same store NOI at share - cash basis for the six months ended June 30, 2017	$579,939	$507,865		$49,598	$22,476	$—

Increase in same store NOI at share - cash basis for the six months ended June 30, 2018 compared to June 30, 2017	$38,753	$29,426		$5,169	$4,158	$—

% increase in same store NOI at share - cash basis	6.7%	5.8%	(1)	10.4%	18.5%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share increased by 5.8%.